Segment Reporting	12 Months Ended
Sep. 30, 2025
Segment Reporting [Abstract]
SEGMENT REPORTING

Note 19 — SEGMENT REPORTING

The Company derives revenue by trading of products such as sports and outdoors, clothing, shoes and accessories, seasonal décor and party supplies, toys and games and other products through distribution network to across regions. The Company operates as one operating and reportable segment and its sole business activity consists of the trading of products. The Company engages in sourcing and trading of products to retailers, distributors and wholesalers across the regions that the Company operates in and manages its business activities on a consolidated basis.

The accounting policies of the segment are the same as those described in “Note 3 — Summary of Significant Accounting Policies and Practices”. The Company’s CODM uses net income (loss) to measure segment profit or loss and assesses performance against expectations to make resource allocation decisions. Additionally, the CODM reviews and uses functional expenses included in net income (loss) to manage the Company’s operations and assess operating profitability. The Company operates as one operating and reportable segment, and as such the significant segment expenses regularly provided to the CODM are those presented on the consolidated statements of operations. These significant segment expenses include merchandise costs, selling, general and administrative expenses. Other segment items that are presented on the consolidated statements of operations include interest and other income (expense), net, and provision for income taxes. The Company’s entity-wide disclosures, including the breakout of revenue between products are included in “Note 4 — Revenue”.